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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A


                                (AMENDMENT NO.1)


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported):  Not applicable

                                CVS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                         1-1011                        05-0494040
 (STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)      (IRS EMPLOYER IDENTIFICATION
       OF INCORPORATION)                                                     NO.)

                 1 CVS DRIVE
           WOONSOCKET, RHODE ISLAND                                02895
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                                 (401) 765-1500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS


     The report of Arthur Andersen LLP on the consolidated statements of income, changes in stockholders' equity and cash flows of Revco D.S., Inc. and Subsidiaries for the fiscal year ended June 3, 1995 included in Exhibit 99.1 of CVS Corporation's Current Report on Form 8-K filed on July 17, 1997 was inadvertently dated July 27, 1997 rather than July 27, 1995. The report of Arthur Andersen LLP included herein is intended to replace the report discussed above in its entirety.


ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     c.  Exhibits.


         99.1   Report of Independent Public Accountants.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CVS CORPORATION

                                          By: /s/ CHARLES C. CONAWAY
                                          --------------------------------------
                                          Name: Charles C. Conaway
                                          Title: Executive Vice President
                                                 and Chief Financial Officer


Dated: July 23, 1997